Exhibit 99.1

World Omni Select Auto Trust 2018-1

Asset-Backed Notes, Series 2018-1

Sample Receivable Agreed-Upon Procedures

Report To:

World Omni Auto Receivables LLC

World Omni Financial Corp.

26 October 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

World Omni Auto Receivables LLC

World Omni Financial Corp.

190 Jim Moran Boulevard

Deerfield Beach, Florida 33442

Re:	World Omni Select Auto Trust 2018-1 (the “Issuing Entity”)

Asset-Backed Notes, Series 2018-1 (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by World Omni Auto Receivables LLC (the “Depositor”), World Omni Financial Corp. (the “Sponsor”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Barclays Capital Inc. (“Barclays,” together with the Depositor, Sponsor and J.P. Morgan, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of fixed rate retail installment sale contracts (the “Receivables”) used to finance new and used automobiles and light-duty trucks relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “WOSAT2018-1.txt” and the corresponding record layout and decode information (the “Preliminary Cutoff Date Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain fixed rate retail installment sale contracts (the “Preliminary Cutoff Date Receivables”) as of 8 October 2018 (the “Preliminary Cutoff Date”),
ii.	Labeled “WOSAT2018-1_v2.txt” and the corresponding record layout and decode information (the “Statistical Cutoff Date Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain fixed rate retail installment sale contracts (the “Statistical Cutoff Date Receivables”) as of 16 October 2018 (the “Statistical Cutoff Date”),
iii.	Labeled “Make and Model Mapping Toyota.xlsx” and the corresponding decode information (the “Vehicle Make and Vehicle Model Mapping File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the vehicle make and vehicle model corresponding to each Statistical Receivable (as defined in Attachment A) and
iv.	Labeled “WOSAT2018_1.Vehicle_Make_and_Type_Mapping v2.xls” and the corresponding record layout and decode information (the ”Manufacturer and Product Segment Mapping File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the vehicle manufacturer and product segment corresponding to each Statistical Receivable,
b.	Imaged copies of:
i.	The retail installment sale contract, retail installment sale contract correction notice, address change correction form or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (collectively, the “System Screen Shots”),
iii.	The certificate of title, electronic title, application for title or other related documents (collectively and as applicable, the “Title”),
iv.	The agreement to furnish an insurance policy, the agreement to provide insurance, the agreement to provide accidental physical damage insurance or other related documents (collectively and as applicable, the “Insurance Agreement”) and
v.	The borrower credit application (the “Credit Application,” together with the Contract, System Screen Shots, Title and Insurance Agreement, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.	Instructions, assumptions and methodologies (collectively, the “FICO Score Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the adjusted FICO score (the “Adjusted FICO Score”) for each Statistical Receivable,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Statistical Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Cutoff Date Data File, Statistical Cutoff Date Data File, Vehicle Make and Vehicle Model Mapping File, Manufacturer and Product Segment Mapping File, Source Documents, FICO Score Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Adjusted Preliminary Data File, Adjusted Statistical Data File (both as defined in Attachment A) or Statistical Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Cutoff Date Data File, Statistical Cutoff Date Data File, Vehicle Make and Vehicle Model Mapping File, Manufacturer and Product Segment Mapping File, Source Documents, FICO Score Methodology or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Cutoff Date Receivables, Preliminary Receivables (as defined in Attachment A), Statistical Cutoff Date Receivables, Statistical Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

26 October 2018

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Preliminary Cutoff Date Receivables from the Preliminary Cutoff Date Data File that did not have an ABS ID value of “257,” as shown on the Preliminary Cutoff Date Data File.

The Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Adjusted Preliminary Data File” and the Preliminary Cutoff Date Receivables on the Adjusted Preliminary Data File are hereinafter referred to as the “Preliminary Receivables.” The Sponsor, on behalf of the Depositor, indicated that the Preliminary Receivables are expected to be representative of the Receivables.

2.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 135 Preliminary Receivables from the Adjusted Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Adjusted Preliminary Data File.

For the purpose of the procedures described in this report, the 135 Sample Receivables are referred to as Sample Receivable Numbers 1 through 135.

3.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Statistical Cutoff Date Receivables from the Statistical Cutoff Date Data File that did not have an ABS ID value of “257,” as shown on the Statistical Cutoff Date Data File.

The Statistical Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Adjusted Statistical Data File” and the Statistical Cutoff Date Receivables on the Adjusted Statistical Data File are hereinafter referred to as the “Statistical Receivables.” The Sponsor, on behalf of the Depositor, indicated that the Statistical Receivables are expected to be representative of the Receivables.

4.	For each Preliminary Receivable on the Adjusted Preliminary Data File, we compared the Account Number value (the ”Loan Number”), as shown on the Adjusted Preliminary Data File, to the corresponding Loan Number, as shown on the Adjusted Statistical Data File, and noted that:
a.	305 of the Statistical Receivables included on the Adjusted Statistical Data File were not included on the Adjusted Preliminary Data File,
b.	556 of the Preliminary Receivables included on the Adjusted Preliminary Data File were not included on the Adjusted Statistical Data File (the “Removed Preliminary Receivables”) and
c.	Two of the Removed Preliminary Receivables were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 25 and 110. The Sponsor, on behalf of the Depositor, instructed us not to perform any procedures on the Removed Sample Receivables.

Attachment A Page 2 of 2

5.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Statistical Receivable on the Adjusted Statistical Data File with the corresponding:
a.	Adjusted FICO Score, which we calculated using the FICO Score Methodology,
b.	Vehicle make and vehicle model information on the Vehicle Make and Vehicle Model Mapping File and
c.	Vehicle manufacturer and product segment information on the Manufacturer and Product Segment Mapping File.

The Adjusted Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

6.	For the 133 Sample Receivables included on the Statistical Data File, we:

a.	Compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Statistical Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. All such compared information was in agreement.

b.	Observed that the corresponding Contract contained truth-in-lending disclosure information.

c.	Observed that “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group” was the named lien holder or owner on the Title, or that the lien holder had assigned the vehicle securing the Sample Receivable to “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group” on the Title, subject to the additional instruction provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

d.	Observed the existence of an Insurance Agreement.

e.	Observed the existence of a Credit Application.

Exhibit 1 to Attachment A

FICO Score Methodology

For the purpose of calculating the Adjusted FICO Score for each Statistical Receivable on the Adjusted Statistical Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation:

1.	For each Statistical Receivable with an App Fico Score value greater than 0, as shown on the Adjusted Statistical Data File, use the App Fico Score value, as shown on the Adjusted Statistical Data File.

2.	For each remaining Statistical Receivable, use the Coapp Fico Score value, as shown on the Adjusted Statistical Data File.

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Statistical Data File Field Name	Source Document(s)	Note(s)
Loan Number	Account Number	Contract	i.
Customer name	Customer Name	Contract	ii.
State	State	Contract
New/Used	New/Used Indicator	Contract	iii.
Make	Make	Contract	ii.
Model	Model	Contract	ii., iv.
Model year	Year	Contract
Contract interest rate	Contract Interest Rate	Contract	v.
Original contract amount	Original Contract Amount	(a) Contract or (b) Contract and recalculation	vi.
Monthly payment amount	Principal and Interest Payment	Contract	vii.
Original term	Original Term of Contract	Contract
First payment date	First Payment Due Date	Contract	viii.
Contract date	Contract Date	Contract
Adjusted FICO score	Adjusted FICO Score	System Screen Shots	ix.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

iii.	For the purpose of comparing the new/used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a new/used value of “N,” as shown on the Statistical Data File, if the corresponding new/used value was “DEMO,” as shown on the Contract.

Exhibit 2 to Attachment A

Notes: (continued)

iv.	For the purpose of comparing the model Sample Characteristic for each Sample Receivable with a model year value of “2017,” as shown on the Statistical Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the model, as shown on the Statistical Data File, agreed with the corresponding value, as shown on the Contract, in accordance with the following decode table (and in accordance with note ii. above):

Statistical Data File Value	Source Document Value

Yaris iA	Scion iA
Corolla iM	Scion iM
86	Scion FR-S

v.	For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables (as defined in the succeeding paragraph of this note v.)), the Sponsor, on behalf of the Depositor, instructed us to use the annual percentage rate, as shown on the Contract.

For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable with a:

a.	Dealership state value of “FL” or “GA” and
b.	Loan processing fee (prepaid finance charge) value other than “N/A” or “0.00,”

both as shown on the Contract (each, a “Florida/Georgia Dealer Sample Receivable”), the Sponsor, on behalf of the Depositor, instructed us to use the base rate value, as shown on the Contract.

vi.	For the purpose of comparing the original contract amount Sample Characteristic for each Sample Receivable (except for the (1) Florida/Georgia Dealer Sample Receivables and (2) Sample Receivable Numbers 38, 61 and 119), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document, subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this note vi.

For the purpose of comparing the original contract amount Sample Characteristic for each Florida/Georgia Dealer Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract amount as the sum of the:

a.	Loan processing fee (prepaid finance charge) and
b.	Amount financed,

both as shown on the Contract, subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this note vi.

Exhibit 2 to Attachment A

Notes: (continued)

vi.	(continued)

For the purpose of comparing the original contract amount Sample Characteristic for Sample Receivable Numbers 38, 61 and 119, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract amount by subtracting the:

a.	Finance charge from
b.	Total payments,

both as shown on the Contract, subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this note vi.

For the purpose of comparing the original contract amount Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

vii.	For the purpose of comparing the monthly payment amount Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

viii.	For the purpose of comparing the first payment date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the first payment date value, as shown on the Statistical Data File, is the 1st or 2nd of the month following a first payment date value that falls on the 29th, 30th or 31st day of the month, as shown on the Contract.

ix.	For the purpose of comparing the adjusted FICO score Sample Characteristic for each Sample Receivable (except for the Sample Receivables described in the succeeding paragraph of this note ix.), the Sponsor, on behalf of the Depositor, instructed us to note agreement if the Adjusted FICO Score value, as shown on the Statistical Data File, agreed to at least one FICO score, as shown on the System Screen Shots. We performed no procedures to reconcile any differences that may exist between multiple FICO scores that are shown on the System Screen Shots.

We were instructed by the Sponsor, on behalf of the Depositor, not to compare the adjusted FICO score Sample Characteristic for Sample Receivables with an Adjusted FICO Score value of “0,” as shown on the Statistical Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.